UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  [X]
Filed by a party other than the registrant  [_]

Check the appropriate box:

     [_]  Preliminary Proxy Statement
     [_]  Confidential, For Use of the Commission

     Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement
     [_]  Definitive Additional Materials
     [_]  Soliciting Material Pursuant to Section 240.14a-12

                           InkSure Technologies, Inc.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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     [_]  Fee paid previously with preliminary materials.
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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                            INKSURE TECHNOLOGIES INC.
                        1770 N.W. 64TH STREET, SUITE 350
                         FORT LAUDERDALE, FLORIDA 33309

                                                                 August 13, 2008

Dear Fellow Stockholders:

     An Annual Meeting of Stockholders will be held on Wednesday, September 10, 2008 at 10:00 A.M., at the offices of Blank Rome LLP, 405 Lexington Avenue - 24 th Floor, New York, New York 10174.

     The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the Annual Meeting.

     Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Pacific Stock Transfer Company, in writing, at 500 Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.

     The Annual Meeting will be held solely to tabulate the votes cast and report on the results of the voting on those matters listed in the accompanying proxy statement. No presentations or other business matters are planned for the meeting.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

                                                         Cordially,


                                                         Philip M. Getter
                                                         Chairman of the Board

                            INKSURE TECHNOLOGIES INC.
                        1770 N.W. 64TH STREET, SUITE 350
                         FORT LAUDERDALE, FLORIDA 33309

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 10, 2008

TO THE STOCKHOLDERS OF INKSURE TECHNOLOGIES INC.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of InkSure Technologies Inc. (the "Company") will be held on Wednesday, September 10, 2008 at 10:00 A.M. local time at the offices of Blank Rome LLP, 405 Lexington Avenue
- 24 th Floor, New York, New York 10174 for the following purposes:

          (i) To elect seven members to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal; and

          (ii) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record on the books of the Company at the close of business on August 1, 2008 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007, as amended, which contains financial statements, accompanies this Notice and the attached Proxy Statement.

August 13, 2008                               By order of the Board of Directors


                                              Philip M. Getter
                                              Chairman of the Board

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                            INKSURE TECHNOLOGIES INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 10, 2008

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InkSure Technologies Inc. ("InkSure", "Company", "us", "our", or "we") for use at the Annual Meeting of Stockholders to be held on Wednesday, September 10, 2008 (the "Annual Meeting"), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement, the accompanying form of proxy and annual report to stockholders on or about August 14, 2008.

     The address and telephone number of the principal executive offices of the Company are:

                        1770 N.W. 64th Street, Suite 350
                         Fort Lauderdale, Florida 33309
                            Telephone: (954) 772-8507

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

GENERAL INFORMATION                                                         1
         OUTSTANDING STOCK AND VOTING RIGHTS                                1
         VOTING PROCEDURES                                                  1
PROPOSAL I: ELECTION OF DIRECTORS                                           1
VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT       3
CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE                              4
         DIRECTOR INDEPENDENCE                                              4
         BOARD MEETINGS                                                     5
         COMMITTEES OF THE BOARD OF DIRECTORS                               5
         DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS           6
         CODE OF ETHICS                                                     6
         COMMUNICATIONS WITH THE BOARD                                      6
EXECUTIVE AND DIRECTOR COMPENSATION                                         6
         SUMMARY COMPENSATION TABLE                                         6
         EMPLOYMENT AGREEMENTS                                              7
         DIRECTOR COMPENSATION                                              8
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                              9
         TRANSACTIONS WITH RELATED PERSONS                                  9
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS                                  10
         PRINCIPAL ACCOUNTANT FEES AND SERVICES                            10
         PRE-APPROVAL POLICIES AND PROCEDURES                              10
AUDIT COMMITTEE REPORT                                                     11
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING                              12
OTHER INFORMATION                                                          12

                               GENERAL INFORMATION

OUTSTANDING STOCK AND VOTING RIGHTS.

     Only stockholders of record at the close of business on August 1, 2008 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 16,472,968 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES.

     At the Annual Meeting, the seven nominees for election as directors who receive the highest number of votes cast at the Annual Meeting in person or represented by proxy will be elected, provided a quorum is present. All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be either an employee of the Company or its transfer agent. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes will have no legal effect on the vote on the election of directors or on any particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

     The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                        PROPOSAL I: ELECTION OF DIRECTORS

     At this year's Annual Meeting of Stockholders, seven (7) directors will be elected to the Board of Directors. Each director will be elected to a one-year term and will hold office until the 2009 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. It is the intention of the Board of Directors to nominate Philip M. Getter, Elie Housman, Yaron Meerfeld, Gadi Peleg, Randy F. Rock, David W. Sass and Pierre L. Schoenheimer as directors.

     At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

     The following information is with respect to the nominees for election at this Annual Meeting of Stockholders:

                                    DIRECTORS
                                 (To be Elected)
                         (New Term Will Expire in 2009)

     PHILIP M. GETTER, 70, joined us in January 2004 as a director and serves as our chairman of the board and the chairman of our Audit Committee. He has been the managing member of GEMPH Development LLC, a private advisory firm since 1985. Mr. Getter has more than 40 years investment banking experience. He currently serves as a director and chairman of the Audit Committees of ICTS International, N.V., a security company listed on The Nasdaq Stock Market (NASDAQ: ICTS) and EVCI Career Colleges Incorporated, which operates post secondary schools. Mr. Getter was, for many years, Chairman and CEO of Generics Corporation of America, which was one of the largest generic pharmaceutical companies in the United States. He has been a member of the League of American Theatres and Producers, serves as advisor to the American Theatre Wing and is a Trustee of the Kurt Weill Foundation for Music. Mr. Getter received his B.S. in Industrial Relations from Cornell University.

     ELIE HOUSMAN, 71, joined us in February 2002 as our chairman of the board and as a director. He also served as our chief executive officer from May 2005 until June 16, 2008, when he resigned as our chairman and chief executive officer. Mr. Housman is a director of ICTS International, N.V., a security company listed on The Nasdaq Stock Market (NASDAQ: ICTS) and a director and member of the audit committee of Top Image Systems Ltd. (NASDAQ: TISA). Until 2002, Mr. Housman was Principal and Entrepreneur of Charterhouse International, a private equity firm. In addition, Mr. Housman serves as a director for a number of privately held companies in the United States. Mr. Housman holds a B.A. and M.A. in economics

     YARON MEERFELD, 48, joined us in November 2001 as chief executive officer and as a director. As of May 2005, he resigned as the chief executive officer and was appointed as our chief operating officer. As of June 16, 2008, Mr. Meerfeld was appointed as our acting chief executive officer. Prior to joining us, Mr. Meerfeld developed expertise in authentication and multi-layered security systems for documents, passports, ID cards and smart cards as managing director of Kromotek, Inc. and as the Vice President for Sales and Marketing at SuperCom Ltd. Mr. Meerfeld holds a B.Sc. in Economics and Business from Bar Ilan University and an M.B.A. from Tel Aviv University in Israel.

     GADI PELEG, 33, joined us in August 2008 as a director. Since May of 2003, Mr. Peleg has been president of Cape Investment Advisors, Inc., a private investment firm. Mr. Peleg also serves on the board of directors of Atelier 4, Inc. a logistics firm specializing in the care and transport of fine art and antiquities which he joined in November 2005. Mr. Peleg received his BS from Columbia School of Engineering and Applied Science in 1997 and completed the Harvard Owner, President, Manager Program in 2008.

     RANDY F. ROCK, 56, has been a director of our company since February 2007. He is a partner at G.C. Andersen Partners, LLC, an independent merchant bank that advises and invests in emerging growth and middle market companies. Mr. Rock has over 25 years of investment experience in capital-raising, complex restructuring and advisory services for a broad range of companies, both in size and industry. Before joining G.C. Andersen Partners in 2004, Mr. Rock was a managing director at Ryan Beck & Co. for five years where he co-founded the Middle-Market Investment Banking Group. Mr. Rock also served as a member of the firm's Commitment, Fairness Opinion, and Private Placement Committees. Mr. Rock received his B.A., cum laude, from Columbia College and his J.D. from Columbia University School of Law.

     DAVID W. SASS, 72, joined us in February 2003 as a director. Mr. Sass is a director and officer of several other private companies. For the past 46 years, Mr. Sass has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, a director of ICTS International N.V., a prominent aviation security company listed on The Nasdaq Stock Market (NASDAQ: ICTS), and an honorary trustee of Ithaca College. Mr. Sass holds a B.A. from Ithaca College, a J.D. from Temple University School of Law and an LL.M. in taxation from New York University School of Law.

     PIERRE L. SCHOENHEIMER, 75, has been a director of our company since August 2006. Mr. Schoenheimer is the managing director of Radix Organization, Inc., a private investment banking firm, which he founded in 1970. He is a director of Atelier 4, Inc., a logistics firm specializing in the care and transport of fine art and antiquities, which he joined in November 2005. From January 1998 until December 2005, Mr. Schoenheimer was a principal of Radix Capital Management, LLC, a General Partner in the Austin Capital & Radix Sterling Fund, Ltd., a Fund of Hedge Funds, which he also co-founded. Mr. Schoenheimer holds a B.A. from the New England College B.A., a M.S. in Business from Columbia University and participated in the Owner/President Management Program (OPM) at Harvard University.

                               EXECUTIVE OFFICERS

     The following is information with respect to the Company's officers who are not directors or nominees for director:

     TZLIL PEKER, 42, has been our chief financial officer since April 23, 2008. From January 2001 and on a continuing basis, Mr. Peker has provided CFO/finance services as an independent financial consultant to high tech start-up companies operating in the telecommunications, cellular and IT global markets. In addition, since November 2004, Mr. Peker has been Director of Finance for Alin Mossad Abrahams, a non-profit organization.

      VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our Common Stock, based on information provided by the persons named below in publicly available filings, as of the Record Date:

     o    each of the our directors and executive officers;

     o    all directors and executive officers of ours as a group; and

     o each person who is known by us to beneficially own more than five percent of the outstanding shares of our Common Stock.

     For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of the Record Date upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, we assumed in each case that the person exercised all options and warrants which are currently held by that person and which are exercisable within such 60 day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership of 16,472,968 shares outstanding on the Record Date. This table does not include 32,083 shares of Common Stock underlying an option granted to Gadi Peleg upon his appointment to the Board of Directors on August 7, 2008.

                                                   AMOUNT OF SHARES  PERCENTAGE
                                                  BENEFICIALLY OWNED   OWNED
                                                  ------------------   -----

DIRECTORS AND EXECUTIVE OFFICERS**

Elie Housman(1)                                       1,636,571        9.23%
Yaron Meerfeld(2)                                       907,751        5.37%
Philip M. Getter(3)                                     511,530           *
Pierre L. Schoenheimer(4)                               319,500           *
David W. Sass(5)                                        150,706           *
Randy F. Rock(6)                                         90,000           *
Samuel N. Seidman(7)                                     67,000           *
Tzlil Peker                                                   0           *

Executive officers and directors as a group
(8 persons)                                           3,683,058        19.4%

5% STOCKHOLDERS

ICTS International group.(8)                          5,059,673       29.73%
James E. Lineberger(9)                                1,147,049        6.76%

---------------------------------

* Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

** Except as otherwise indicated, the address of each beneficial owner is c/o InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL 33309

(1) Includes 1,263,859 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

(2) Includes 422,157 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

(3) Represents 474,765 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

(4) Consists of 242,500 shares of Common Stock held by Plampton Ltd. of which Mr. Schoenheimer is a majority shareholder and 77,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

(5) Includes 143,353 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

(6) Includes 90,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

(7) Includes 67,000 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the Record Date.

(8) Includes 544,118 shares of Common Stock beneficially owned by ICTS-USA, Inc., a wholly owned subsidiary of ICTS International, N.V.; 3,095,218 shares of Common Stock and warrants to purchase 544,118 shares of Common Stock which are exercisable within 60 days of the Record Date and are beneficially owned by ICTS Information Systems, B.V., a wholly owned subsidiary of ICTS International, Inc.; and 876,219 shares of Common Stock owned by ICTS International N.V. ICTS Information Systems, B.V.'s address is One Rockefeller Plaza, Suite 2412, New York, NY 10020 and ICTS International N.V.'s address is Biesboch 225, 1181 JC Amstelbeln, Netherlands.

(9) Includes 500,000 shares of Common Stock underlying convertible notes, which are currently issuable or issuable within 60 days held by the Irrevocable Trust of James E. Lineberger u/a 12/17/98; 259,370 shares of Common Stock beneficially owned by the Irrevocable Trust of James E. Lineberger u/a 12/17/98; and 67,385 shares of Common Stock held by L&Co., LLC. Mr. Lineberger is the Managing Member of Lineberger & Co., LLC. Lineberger & Co., LLC is the Manager of L & Co., LLC. Mr. Lineberger has no pecuniary interest in such securities owned by L & Co., LLC. The address of Mr. Lineberger, L&Co., LLC, Lineberger & Co., LLC and Irrevocable Trust of James E. Lineberger u/a 12/17/98 is c/o Lineberger & Co.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of InkSure, and any persons who own more than ten-percent of the Common Stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the SEC. Officers and directors of InkSure, and greater than 10% beneficial owners are also required to furnish us with copies of all such Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, we believe that during the year ended December 31, 2007 all section 16(a) filing requirements were met except that each of Messrs. Getter, Seidman, Rock, Sass and Attias was late in filing one Form 4 and Mr. Schoenheimer was late in filing two Forms 4.

                 CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE

DIRECTOR INDEPENDENCE

     As our Common Stock is currently traded on the OTC Bulletin Board, we are not subject to the rules of any national securities exchange which require that a majority of a listed company's directors and specified committees of the board of directors meet independence standards prescribed by such rules. However, of our seven directors currently serving on the Board of Directors, we believe that Philip M. Getter, David W. Sass, Pierre Lucien Schoenheimer and Randy F. Rock are independent directors within the meaning of Marketplace Rule 4200 of The NASDAQ Stock Market Inc.

BOARD MEETINGS

     During the last year, the Board of Directors held 12 meetings. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served. Each of the directors is encouraged to attend the annual stockholder's meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE. During the fiscal year ended December 31, 2007, there were five meetings of the Audit Committee. The Audit Committee currently has three members: Messrs. Philip M. Getter (Chairman), Randy F. Rock and Samuel N. Seidman, each of whom satisfies the current independence standards promulgated by the Securities and Exchange Commission and the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Audit Committee's role and responsibilities are set forth in a written charter and include the authority to make recommendations to the Board of Directors regarding the appointment or termination of the independent auditors, review the annual financial statements and the unaudited interim financial statements, review the integrity of the financial reporting processes, both internal and external, consider matters relating to accounting principles and practices and internal controls and review the scope of annual audits. The Board of Directors has determined that Philip M. Getter is an "audit committee financial expert" as the SEC has defined that term in Item 407 of SEC Regulation S-K.

     The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors and attached as Appendix C to the Company's proxy report for the fiscal year ended December 31, 2006, that was filed with the Securities Exchange Commission on May 21, 2007. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process.

     COMPENSATION COMMITTEE. During the fiscal year ended December 31, 2007, there were two meetings of the Compensation Committee. The Compensation Committee currently has two members, Messrs. Randy F. Rock (Chairman) and Pierre
L. Schoenheimer. The Compensation Committee does not have a written charter. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. All members of the compensation Committee qualify as independent directors under the definition promulgated by the Securities and Exchange Commission and the Nasdaq Stock Market.

     EXECUTIVE COMMITTEE. The Executive Committee did not meet during the fiscal year ended December 31, 2007. On July 3, 2008, the Board of Directors reconstituted the Executive Committee such that the members are: Mr. Elie Housman, Mr. Philip M. Getter, David Sass and Randy Rock. The Executive Committee has all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company; provided that the Executive Committee thereafter shall report all of its actions to the Board of Directors; and further provided, however, that the Executive Committee does not have the power to do the following: (i) amend the Certificate of Incorporation of the Company; (ii) adopt an agreement of reorganization, merger or consolidation; (iii) recommend to the Stockholders the sale, lease or exchange of all or substantially all of the Company's property or assets; (iv) recommend to the Stockholders a dissolution of the Company or a revocation of a dissolution; (v) amend the By-Laws of the Company; (vi) declare dividends; (vii) approve the Company's annual budget; (viii) issue stock or other equity securities of the Company; or (ix) any other action required to be taken by the full Board of Directors by the Delaware General Corporate Law.

     The Company does not have a standing nominating committee. The Board of Directors has not established a nominating committee primarily because the current composition and size of the Board of Directors permits candid and open discussion regarding potential new members of the Board of Directors. The entire Board of Directors currently operates as the nominating committee for the company. There is no formal process or policy that governs the manner in which the Company identifies potential candidates for the Board of Directors. Historically, however, the Board of Directors has considered several factors in evaluating candidates for nomination to the Board of Directors, including the candidate's knowledge of the Company and its business, the candidate's business experience and credentials, and whether the candidate would represent the interests of all the Company's stockholders as opposed to a specific group of stockholders. The Company does not have a formal policy with respect to its consideration of Board of Directors nominees recommended by stockholders of the company. However, the Board of Directors will consider candidates recommended by stockholders on a case-by-case basis. A stockholder who desires to recommend a candidate for nomination to the Board of Directors should do so in writing to the Company at 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL 33309,
Attn: Chief Financial Officer.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

     A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2009 is required to give written notice containing the required information specified above addressed to the Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL 33309, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company's Secretary no later than January 1, 2009.

     With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2009 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2008, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2009 Annual Meeting.

CODE OF ETHICS

     We have adopted a corporate code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officer. The text of the code of conduct and ethics is available on our website, www.inksure.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of any such amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the OTC Electronic Bulletin Board.

COMMUNICATIONS WITH THE BOARD

     Stockholders who have questions or concerns should contact the members of the Board of Directors by writing to: Board of Directors, c/o Chief Financial Officer, InkSure Technologies Inc., 1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL 33309. All communications received in writing will be distributed to the members of the Board of Directors deemed appropriate depending on the facts and circumstances outlined in the communication received.

                       EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2007 and 2006 to (1) our chief executive officer and (2) our two most highly compensated executive officers, other than our chief executive officer, who earned more than $100,000 during the fiscal year ended December 31, 2007. The table includes an additional executive who would have been among the two most highly compensated executive officers, other than our current chief executive officer, except for the fact that he was not serving as an executive officer of the company as of the end of December 31, 2007.

                                                          OPTION
   NAME AND PRINCIPAL                          BONUS      AWARDS         ALL OTHER
        POSITION           YEAR   SALARY ($)   ($) (1)    ($) (5)     COMPENSATION ($)      TOTAL ($)
------------------------- ------- ----------- --------- ------------ ------------------    -----------
Elie Housman,
CHIEF EXECUTIVE
OFFICER(2)                 2006       120,000         -      213,010                  -        333,010
------------------------- ------- ----------- --------- ------------ ------------------    -----------
                           2007       120,000         -       71,364                  -        191,364
------------------------- ------- ----------- --------- ------------ ------------------    -----------
Yaron Meerfeld,
CHIEF OPERATING
OFFICER(2)                 2006       145,000         -      116,293             12,000(3)     273,293
------------------------- ------- ----------- --------- ------------ ------------------    -----------
                           2007       157,000    65,000       50,289             17,000(3)     289,289
------------------------- ------- ----------- --------- ------------ ------------------    -----------
Mickey Brandt,
VICE PRESIDENT, CHIEF
FINANCIAL OFFICER,
SECRETARY AND TREASURER(4) 2006        52,000         -       25,347              4,000(3)      81,347
------------------------- ------- ----------- --------- ------------ ------------------    -----------
                           2007       148,000                 50,831             17,000(3)     215,831
------------------------- ------- ----------- --------- ------------ ------------------    -----------

-----------------------------------

(1)  We have not paid any cash or non-cash bonuses for 2006 performance.

(2) On June 16, 2008, Mr. Housman resigned his position as chief executive officer of InkSure and Mr. Meerfeld was named acting chief executive officer.

(3)  For use of company car.

(4) Mr. Brandt commenced employment with us on July 13, 2006. Mr. Brandt's last date of employment as our vice president, chief financial officer, secretary and treasurer was April 23, 2008.

(5) Options awards costs are measured according to SFAS No. 123 (revised 2004), "Share-Based Payment" (SFAS No. 123R)

EMPLOYMENT AGREEMENTS

     On May 23, 2005, our Board of Directors appointed Yaron Meerfeld the to the position of chief operating officer of the Company, effective as of the date of Mr. Meerfeld's resignation as the chief executive officer of the Company. Mr. Meerfeld remains a director of the company and was named acting chief executive officer on June 16, 2008. We have an employment agreement with Mr. Meerfeld. The agreement provides for an annual base salary of $108,000, plus customary payments that are made to employees in Israel and the use of a company automobile. Mr. Meerfeld may terminate the agreement on180 days' prior written notice and we may terminate the agreement on270 days' prior written notice, provided that we may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.

     On July 17, 2006, we entered into an employment agreement with Mickey Brandt to act as our chief financial officer, secretary and treasurer of the company. The agreement provides for an annual base salary of $100,000, plus customary payments that are made to employees in Israel and the use of a company's automobile. Mr. Brandt may terminate the agreement on 90 days' prior written notice and we may terminate the agreement on 90 days prior written notice, provided that we may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality. On March 9, 2008, Mickey Brandt notified our Board of Directors that he is resigning as our chief financial officer and from all other positions held with us. Such resignation became effective as of April 23, 2008.

     On April 18, 2008, we entered into an Employment Agreement with Tzlil Peker to act as our vice president, chief financial officer, secretary and treasurer. Pursuant to the terms of such employment agreement, we will employ Mr. Peker on a half-time basis and he received a monthly base salary of 20,000 NIS (approximately US$5,600, based on an exchange rate on August 4, 2008 of US$0.28 per 1 NIS) for the first two months of his employment and 17,500 NIS (approximately US$5,000) per month thereafter. In addition, an amount equal to 15.83% of Mr. Peker's salary will be paid into an insurance and pension fund and an amount equal to 7.5% of Mr. Peker's salary will be paid into an educational fund, each as is customary for employees in Israel, and Mr. Peker will receive 2,400 NIS (approximately US$680) per month for travel and mobile phone expenses. Mr. Peker will be eligible for retention bonuses of US$2,000 at each of January 15, 2009 and April 15, 2009. On May 1, 2008, Mr. Peker was granted an option to purchase 25,000 shares of the our Common Stock at a price of $0.34 (market price on the grant date) and which shall vest equally over three years commencing May 1, 2009, subject to acceleration in the event of a change of control of the company. The option will expire on May 1, 2013. The employment agreement may be terminated by either Mr. Peker or the company for any reason upon sixty days' notice. The company may terminate the employment agreement for cause without notice. On July 3, 2008, Mr. Peker was granted an option to purchase 15,000 shares of common stock at an exercise price of $0.30 per share. These options vest in two equal portions on July 3, 2009 and July 3, 2010 and expire on July 3, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table shows stock option awards outstanding on the last day of the fiscal year ended December 31, 2007 for each of the executive officers named in the Summary Compensation Table.


                                                                   OPTION AWARDS
-----------------------------------------------------------------------------------------------------------------------------
                              NUMBER
                                OF           NUMBER OF SECURITIES    EQUITY INCENTIVE
                            SECURITIES             UNDERLYING       PLAN AWARDS: NUMBER
                            UNDERLYING        UNEXERCISED OPTIONS     OF SECURITIES
                        UNEXERCISED OPTIONS           (#)               UNDERLYING                                OPTION
                                (#)              UNEXERCISABLE         UNEXERCISED         OPTION EXERCISE      EXPIRATION
        NAME                EXERCISABLE               (2)            UNEARNED OPTIONS (#)     PRICE ($)            DATE
-----------------------------------------------------------------------------------------------------------------------------
         (a)                    (b)                   (c)                  (d)                   (e)                (f)
-----------------------------------------------------------------------------------------------------------------------------
Elie Housman(1)               478,467                                                           0.966            2/6/2009
                              200,000                                                           0.80            2/24/2009
                               50,000                                                           1.25            12/9/2009
                              250,000                                                           1.30            5/19/2010
                               43,333              21,667 (3)                                   2.56            1/12/2011
                                                  100,000 (4)                                   1.72            7/26/2012
-----------------------------------------------------------------------------------------------------------------------------
Yaron Meerfeld(1)             200,000                                                           0.80            2/24/2009
                               50,000                                                           1.25            12/9/2009
                               53,333              26,667 (3)                                   2.56            1/12/2011
                                                  100,000 (4)                                   1.72            7/26/2012
-----------------------------------------------------------------------------------------------------------------------------
Mickey Brandt(1)               33,333              66,667 (5)                                   1.65            7/17/2011

(1) The options were granted pursuant to our 2002 Employee, Director and Consultant Stock Option Plan.

(2) The outstanding option agreements issued under the company's 2002 Employee, Director and Consultant Stock Option Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control.

(3)  Vested on January 12th, 2008.

(4)  Vests in 3 equal installments on July 26th 2008, 2009 and 2010.

(5)  Vests in 2 equal installments on July 17th 2008 and 2009.

DIRECTOR COMPENSATION

     The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2007:

                              FEE EARNED OR       OPTION         ALL OTHER
                              PAID IN CASH        AWARDS       COMPENSATION
          NAME                    ($)              ($)             ($)                TOTAL ($)
-------------------------- ------------------- ----------- -------------------- --------------------
PHILIP M. GETTER                   -                32,774          -
-------------------------- ------------------- ----------- -------------------- --------------------
DAVID W. SASS                      -                26,219          -
-------------------------- ------------------- ----------- -------------------- --------------------
PIERRE L. SCHOENHEIMER             -                29,496          -
-------------------------- ------------------- ----------- -------------------- --------------------
RANDY F. ROCK (1)                                   32,774
-------------------------- ------------------- ----------- -------------------- --------------------
SAMUEL N. SEIDMAN (2)                               29,496
-------------------------- ------------------- ----------- -------------------- --------------------

--------------------------------------------------------------------------------
(1)  Mr. Rock joined our Board of Directors on February, 2007.

(2)  Mr. Seidman joined our Board of Directors on March, 2007.

     Our policy is to reimburse members of the Board of Directors for attendance at Board of Directors meetings or committee meetings attended either in person or telephonically.

     Directors are entitled to receive options under the company's 2002 Employee, Director and Consultant Stock Option Plan.

     On April 16, 2007, we granted options to purchase shares of Common Stock to each of our non-employee directors for the fiscal year ended December 31, 2007. Each director received a base quantity of 24,000 options and additional options based on such person's membership in Committees of the Board of Directors; each committee member receives additional 3,000 options and a committee chairman receives additional 6,000 options. During fiscal year 2007, Messrs. Getter (Chairman), Rock and Seidman were members of our Audit Committee, Messrs. Rock (Chairman) and Schoenheimer were members of the Compensation Committee. The exercise price of such options was $2.18, the closing market price of our Common Stock on the date of grant 4/16/2007 as reported by the Over the Counter Bulletin Board. Such options become exercisable on the first anniversary of the date of grant.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH RELATED PERSONS

     Our Audit Committee reviews and approves in advance all related-party transactions. There have been no transactions during fiscal year 2007 with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates or with any "related person" as the SEC has defined that term in Item 404 of SEC Regulation S-K.

     On January 14, 2008, we entered into a settlement and release agreement with certain warrant holders related to Mr. James E. Lineberger, a former director of ours, in order to settle a dispute that had arisen as to the exercise price of the warrants held by these warrant holders resulting from whether we were required, or failed, to maintain the effectiveness of a registration statement in light of the possible affiliate status of these warrant holders (which arguably prevented the warrant holders from relying on Rule 144(k) promulgated under the Securities Act of 1933, as amended). Pursuant to the settlement, we have issued to the warrant holders an aggregate of 179,696 of our shares of Common Stock, which 141,289 shares were issued in connection with the cashless exercise of the warrants and the remaining 38,407 shares were issued as payment of legal fees incurred by the warrants holders.

     On April 7, 2008, we completed a private placement of senior secured convertible notes in an aggregate principal amount of $3,000,000 pursuant to each of the Amendment, Exchange and Purchase Agreements as of such date between us and each of certain accredited investors. In connection with this private placement, an entity related to Mr. Lineberger exchanged its $300,000 principal amount of Convertible Promissory Notes into $300,000 principal amount of Amended and Restated Secured Convertible Promissory Notes. These notes are convertible into 500,000 shares of our Common Stock, subject to certain adjustments. We may redeem the notes by paying a premium of 5%-25% of the outstanding principal amount of the notes (based upon the date of redemption) plus interest and the amounts in the collateral account securing such interest; at the time of such redemption, the 500,000 Series B-1 warrants issued to the entity related to Mr. Lineberger in the private placement, expiring September 30, 2010, at an exercise price of $0.60 (subject to adjustments, including pursuant to economic anti-dilution adjustments) shall become exercisable.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Company has engaged Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC"), as its principal independent registered public accountant for the fiscal year ending December 31, 2008. The Company expects that representatives of BAC will be present at the Annual Meeting via conference call, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table presents fees for professional audit services rendered by BAC for the audit of the Company's annual financial statements for the years ended December 31, 2006 and December 31, 2007 and fees billed for other services rendered by BAC during the same period. The following table also reflects fees for certain services related to tax compliance in Israel and reporting rendered by BAC during the fiscal years ended December 31, 2006 and December 31, 2007.

                            FISCAL YEAR ENDED      FISCAL YEAR ENDED
                            DECEMBER 31, 2006      DECEMBER 31, 2007
                                 -------               -------

Audit fees(1)                    $35,000               $35,000

Audit related fees               $     0               $     0

Tax fees(2)                      $     0               $ 7,000

All other fees                   $     0               $     0
                                 -------               -------
Total                            $35,000               $42,000

     (1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

     (2) Tax fees consist principally of assistance with tax matters related to tax compliance and reporting in Israel.

     All of the services set forth above in the categories were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

PRE-APPROVAL POLICIES AND PROCEDURES

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

     Prior to engagement of the independent auditor for the next year's audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     1. AUDIT services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

     2. AUDIT-RELATED services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

     3. TAX services include services related to tax compliance, tax planning and tax advice.

     4. OTHER FEES are those associated with services not captured in the other categories.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                             AUDIT COMMITTEE REPORT

     In fulfilling its responsibilities for the financial statements for fiscal year 2007, the Audit Committee took the following actions:

     o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with management and Brightman Almagor & Co., CPA, a member firm of Deloitte Touche Tohmatsu ("BAC");

     o Discussed with BAC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

     o Received written disclosures and the letter from BAC regarding its independence as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee further discussed with BAC their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and BAC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

                        Members of the InkSure Technologies Inc. Audit Committee

                                   Mr. Philip M. Getter

                                   Mr. Samuel N. Seidman

                                   Mr. Randy Rock

                  STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

     It is currently anticipated that the Company will hold its 2009 Annual Meeting of Stockholders in June 2009 and would mail the notice of such meeting and related proxy statement to its stockholders in May 2009. Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2009 must submit the proposal in proper form consistent with our By-laws to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act no later than February 1, 2009 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. Any such proposals should contain the name and record address of the stockholder, the class and number of shares of our Common Stock beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such stockholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Secretary.

     If a stockholder submits a proposal after the February 1, 2009 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our Annual Meeting of Stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2008 to be held in 2009, the proposal, which must be presented in a manner consistent with our By-laws and applicable law, must be submitted to our Secretary in proper form at the address set forth above so that it is received by our Secretary no later than January 1, 2009.

     With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2009 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2008, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2009 Annual Meeting.

     We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by us. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and we may reimburse such persons for their expenses.

     A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2007 AS AMENDED ON APRIL 29, 2008 AS FILED WITH THE SEC IS BEING MAILED WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 1, 2008. A STOCKHOLDER MAY ALSO REQUEST AN ADDITIONAL COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2007, AS AMENDED, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY WRITING TO INKSURE TECHNOLOGIES INC., 1770 N.W. 64TH STREET, SUITE 350, FORT LAUDERDALE, FLORIDA 33309, ATTENTION: CHIEF FINANCIAL OFFICER. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF A REASONABLE FEE.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                             By order of the Board of Directors,

                                             Philip M. Getter
                                             Chairman of the Board

August 13, 2008

                                   APPENDIX A

                           INKSURE TECHNOLOGIES INC.

                        1770 N.W. 64th Street, Suite 350

                           Fort Lauderdale, FL 33309

                                     PROXY

                         ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 10, 2008

     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated August 13, 2008 in connection with the Annual Meeting to be held at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, at 10:00 a.m., Eastern Time, on Wednesday September 10, 2008, and hereby appoints Philip M. Getter and Yaron Meerfeld, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of InkSure Technologies Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     1. Election of the following nominees as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

NOMINEES                        FOR                           WITHHELD
--------                        ---                           --------

Philip M. Getter                [_]                              [_]

Elie Housman                    [_]                              [_]

Yaron Meerfeld                  [_]                              [_]

Gadi Peleg                      [_]                              [_]

Randy F. Rock                   [_]                              [_]

David W. Sass                   [_]                              [_]

Pierre L. Schoenheimer          [_]                              [_]

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign below. You need not mark any boxes.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

     Please sign below. When signing as attorney or as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized official. If a partnership, please sign in partnership name by authorized person.



         ______________________________________       Date:_____________________
         Signature



         ______________________________________       Date:_____________________
         Signature

     KINDLY SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF YOU ARE NOT PLANNING TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND AND WISH TO VOTE PERSONALLY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED.


                                        2